THE SINGING MACHINE COMPANY, INC.
6601 Lyons Road, Building A-7
Coconut Creek, Florida 33073

November 5, 2004

Omicron Master Trust
SF Capital Partners, Ltd.
Bristol Investment Fund, Ltd.
Ascend Offshore Fund, Ltd.
Ascend Partners LP
Ascend Partners Sapient LP
c/o Feldman Weinstein LLP
420 Lexington Avenue
New York, NY 10170-0002

Re: Adjustment to Set Price and Interest Rate of 8% Convertible Debentures Due February 20, 2006 and Exercise Price of Common Stock Warrants.

Dear Sirs:

Reference is made to that certain Securities Purchase Agreement ("Purchase Agreement") dated August 20, 2003 entered into by and among The Singing Machine Company, Inc. (the "Company") and Omicron Master Trust, SF Capital Partners, Ltd., Bristol Investment Fund, Ltd., Ascend Offshore Fund, Ltd., Ascend Partners LP and Ascend Partners Sapient LP (collectively referred to herein as the "Purchasers" and individually, as a "Purchaser"). Pursuant to the Purchase Agreement, each Purchaser was issued an 8% Convertible Debenture due February 20, 2006 (the "Debentures") and a Common Stock Purchase Warrant to purchase shares of the Company's common stock (the "Warrants"). All capitalized terms not defined herein shall have the same meaning as defined terms in the Purchase Agreement.

The Company acknowledges and agrees that (i) the Set Price (as defined in the Debentures) shall be reduced to equal $1.4125, subject to adjustment therein, (ii) the Exercise Price (as defined in the Warrants) shall be reduced to equal $1.456, subject to adjustment therein, and (iii) the interest rate of the Debentures shall be increased from 8.5% per annum to 9.0% per annum, effective December 1, 2004. The adjustments to the Set Price and the Exercise Price are effective immediately and require no further action by either the Company or any of the Purchasers to effect such reductions.

Conditional upon the Company's obligations hereunder, each Purchaser agrees (i) to waive its right to payment by the Company of any unpaid liquidated damages pursuant to Section 2(b) of the Registration Rights Agreement that have accrued and will accrue prior to January 7, 2005, (ii) to withdraw any demand for repayment of the Debenture; (iii) that the Company's pending Registration Statement on Form S-1, File No. 333-109574 shall be amended by pre-effective amendment to increase the number of shares registered on behalf of each of the Purchasers to meet the requirements of Section 3(c) of the Registration Rights Agreement given the adjustments to the Debentures hereunder and that the Company shall continue to use its best efforts to cause such Registration Statement to be declared effective on or before January 7, 2005; (iv) to execute the attached subordination agreement with Crestmark Bank.

Except as expressly amended hereby, the Purchase Agreement, the Debentures, the Warrants and the Registration Rights Agreement are ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the terms hereof. Any capitalized terms used herein and not defined shall have the meaning ascribed to such term in the Purchase Agreement.

SAC

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

Sincerely,

THE SINGING MACHINE COMPANY, INC.

By: [signature]
Yi Ping Chan
Chief Operating Officer

Agreed and accepted this 9th day of November, 2004:

Omicron Master Trust
By:
Name:
Title:

SF Capital Partners, Ltd.
By:
Name:
Its:

Bristol Investment Fund, Ltd.
By:
Name:
Title:

Ascend Offshore Fund, Ltd.
By: [signature]
Name: MALCOLM FAIRBAIRN
Title: GENERAL PARTNER

Ascend Partners LP
By: [signature]
Name: MALCOLM FAIRBAIRN
Title: GENERAL PARTNER

Ascend Partners Sapient LP
By: [signature]
Name: MALCOLM FAIRBAIRN
Title: GENERAL PARTNER

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

Sincerely,

THE SINGING MACHINE COMPANY, INC.

By: [signature]
Yi Ping Chan
Chief Operating Officer

Agreed and accepted this ____ day of November, 2004:

Omicron Master Trust
By:
Name:
Title:

SF Capital Partners, Ltd.
By:
Name:
Its:

Bristol Investment Fund, Ltd.
By: [signature]
Name: Paul Kessler
Title: Director

Ascend Offshore Fund, Ltd.
By:
Name:
Title:

Ascend Partners LP
By:
Name:
Title:

Ascend Partners Sapient LP
By:
Name:
Title:

[initials]

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

Sincerely,

THE SINGING MACHINE COMPANY, INC.

By: [signature]
Yi Ping Chan
Chief Operating Officer

Agreed and accepted this 5 day of November, 2004:

Omicron Master Trust
By: [signature]
Name: Bruce Bernstein
Title: Managing Partner

SF Capital Partners, Ltd.
By:
Name:
Its:

Bristol Investment Fund, Ltd.
By:
Name:
Title:

Ascend Offshore Fund, Ltd.
By:
Name:
Title:

Ascend Partners LP
By:
Name:
Title:

Ascend Partners Sapient LP
By:
Name:
Title:

[initials]

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

Sincerely,

THE SINGING MACHINE COMPANY, INC.

By: [signature]
Yi Ping Chan
Chief Operating Officer

Agreed and accepted this ____ day of November, 2004:

Omicron Master Trust
By:
Name:
Title:

SF Capital Partners, Ltd.
By: [signature]
Name: Brian H. Davidson
Its: Authorized Signatory

Bristol Investment Fund, Ltd.
By:
Name:
Title:

Ascend Offshore Fund, Ltd.
By:
Name:
Title:

Ascend Partners LP
By:
Name:
Title:

Ascend Partners Sapient LP
By:
Name:
Title:

[initials]

SIGNATURE OF SUBORDINATORS

Name and Address	*Amount of Indebtedness*
Bristol Investment Fund c/o Bristol Capital Advisors LLC 6363 Sunset Boulevard, 5th Floor, Hollywood, CA 90028	$300,000

By: ______________________

Name: Paul Kessler
Title: Director

To: Crestmark Bank
850 E. Long Lake Road
Troy, Michigan 48085

This ___ day of August, 2004, the undersigned Client hereby acknowledges notice of the within and foregoing subordination and agrees to be bound by all the terms, provisions and conditions thereof. The amount of secondary obligations stated therein is hereby acknowledged to be due and owing as of the date hereof. The undersigned Client further agrees, without your written consent thereto first procured, not to repay all or any part of said secondary obligations or to issue any note or other instrument evidencing the same. The undersigned Client further agrees to notify the holder of the secondary obligations named above promptly upon payment in full of the primary obligations and promptly upon receiving notice of the existence of an event of default under the primary obligations.

THE SINGING MACHINE COMPANY, INC.

By: ______________________
Yi Ping Chan, Interim CEO & COO